November 1, 2023
Summary
Prospectus
VictoryShares Corporate Bond ETF (UCRD)
(formerly VictoryShares ESG Corporate Bond ETF)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Listed and traded on: The Nasdaq Stock Market LLC
vcm.com
866-376-7890

VictoryShares Corporate Bond ETF Summary
Investment Objective
The VictoryShares Corporate Bond ETF (the “Fund”) seeks maximum current income without undue risk to principal.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver/Expense Reimbursement[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.40%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.40% through at least October 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$142	$252	$573
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

VictoryShares Corporate Bond ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds, and in related derivatives and other instruments that have economic characteristics similar to corporate bonds. The Fund will invest primarily in investment-grade securities, but may invest up to 10% of its net assets in below-investment-grade corporate credit securities, which are sometimes referred to as high-yield or “junk” bonds.
The Fund’s investments in investment-grade securities include (a) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the major rating agencies (for example, Baa3 and above by Moody’s Investors Service, Inc. or BBB- and above by Standard & Poor’s or Fitch), or (b) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The Fund may invest up to 20% of its assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.
The Fund may invest up to 30% of its net assets in U.S. dollar-denominated obligations of foreign and emerging market governments, corporations, and banks (i.e., Yankee Bonds). The Fund also may invest in securities not considered foreign securities that carry foreign credit exposure (e.g., any debt of a foreign company issued in U.S. dollars).
The Adviser uses a proprietary credit rating methodology in selecting investments for the Fund.
The Adviser’s credit rating methodology includes, in addition to the portfolio management team’s insights and experience, a number of proprietary credit rating models specific to asset class and industry categories. The Adviser uses these models to assess the credit risk of prospective securities for inclusion in the portfolio. The result of the credit assessment is the assignment of an internal credit rating. The same credit rating methodology is used both in initiating the prospective security’s internal credit rating and in the regular and periodic reviews conducted while the security is held.
In applying its investment process, the Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors, rating categories, structural characteristics, and issuers. Relative value trading is designed to take advantage of what the Adviser believes to be mispricing in the market and is intended to enhance the Fund’s returns, though it may increase the Fund’s portfolio turnover rate.
The Fund may use futures, including U.S. Treasury futures, to manage duration (e.g., the Adviser may buy or sell U.S. Treasury futures to bring the Fund’s duration closer to the duration of the Fund’s benchmark), increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices typically fall; conversely, when interest rates fall, bond prices typically rise. The price volatility of a bond also depends on its duration, which is a measure of a bond’s sensitivity to a change in interest rates. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund’s portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that

VictoryShares Corporate Bond ETF Summary
negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return.
High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk — The risks related to investing in foreign securities generally are greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities generally will result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Prepayment Risk — The amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of asset-backed or mortgage-related securities may be reinvested at lower interest rates.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which

VictoryShares Corporate Bond ETF Summary
includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with an index it may seek to track.

VictoryShares Corporate Bond ETF Summary
Market Risk — Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart provides some indication of the risk of investing in the Fund and illustrates the Fund’s performance for one full calendar year since the Fund’s inception. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Effective November 1, 2023, the Fund’s investment strategy changed.
Updated performance information is available on the Fund’s website at vcm.com.

VictoryShares Corporate Bond ETF Summary
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	3.75%	December 31, 2022
Lowest Quarter	-7.95%	June 30, 2022

Year-to-date return	0.68%	September 30, 2023

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Life of Fund[1]
FUND
Before Taxes	-16.76%	-13.88%
After Taxes on Distributions	-17.64%	-14.77%
After Taxes on Distributions and Sale of Fund Shares	-9.91%	-10.88%
Index
Bloomberg U.S. Corporate Bond Index reflects no deduction for fees, expenses, or taxes	-15.76%	-12.91%
1
Inception date is October 5, 2021.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VictoryShares Corporate Bond ETF Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capitalinvestment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2021
John Spear, CFA	Co-Chief Investment Officer and Senior Portfolio Manager	Since 2021
Kurt Daum, JD	Senior Portfolio Manager	Since 2021
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2021
Michael Duncan	Portfolio Manager and Senior Fixed Income Research Analyst	Since November 2023
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
VS-UCRD-SUMPRO (11/23)